The following tables present data as of August 31, 1997

                         Composition by Account Balance
                                 Trust Portfolio
                                    Percentage                     Percentage
                                    of Total                        of Total
                         Number of  Number of     Receivables      Receivables
Account Balance Range    Accounts   Accounts      Balance            Balance
Credit Balance             31,588     1.82%       $(3,187,840.68)   -(0.12)%
Zero Balance              663,453    38.19%                 -          0.00%
$.01-$1,000.00            341,822    19.67%       126,808,738.21       4.81%
$1,000.01-$3,000.00       311,179    17.91%       609,579,589.82      23.15%
$3,000.01-$5,000.00       240,427    13.84%       947,775,469.91      35.99%
$5,000.01-$10,000.00      146,330     8.42%       922,655,534.62      35.03%
Over $10,000.00             2,542     0.15%        30,035,771.57       1.14%
 Total                  1,737,341   100.00%    $2,633,667,263.45     100.00%

                          Composition by Credit Limit
                                 Trust Portfolio

                                   Percentage                      Percentage
                                   of Total                        of Total
                        Number of  Number of       Receivables     Receivables
Credit Limit Range      Accounts   Accounts          Balance       Balance
$0.01-$1,000.00           39,787      2.29%       $ 10,894,245.74      0.41%
$1,000.01-$2,000.00       74,275      4.27%         43,935,196.58      1.67%
$2,000.01-$3,000.00       97,991      5.64%         91,989,198.22      3.49%
$3,000.01-$4,000.00      141,742      8.16%        166,940,498.70      6.34%
$4,000.01-$5,000.00      271,003     15.60%        393,668,681.50     14.95%
$5,000.01-$10,000.00   1,078,659     62.09%      1,846,821,922.52     70.12%
Over $10,000.00           33,884      1.95%         79,417,520.19      3.02%
 Total                 1,737,341    100.00%     $2,633,667,263.45    100.00%

                      Composition by Period of Delinquency
                                 Trust Portfolio

                                  Percentage                      Percentage
Period of Delinquency             of Total                        of Total
 (Days Contractually   Number of  Number of      Receivables      Receivables
     Delinquent)       Accounts   Accounts        Balance         Balance
Current                1,664,131    95.79%    $2,400,829,547.96    91.16%
1-30 Days                 44,261     2.55%       132,603,797.10     5.04%
31-60 Days                10,332     0.59%        31,997,214.23     1.21%
61 or More Days           18,617     1.07%        68,236,704.16     2.59%
 Total                 1,737,341   100.00%    $2,633,667,263.45   100.00%

                           Composition by Account Age
                                 Trust Portfolio

                                    Percentage                     Percentage
                                    of Total                       of Total
                        Number of   Number of     Receivables      Receivables
Account Age Range       Accounts    Accounts        Balance        Balance
0-6 Months               145,428      8.37%     $  268,927,075.76   10.21%
Over 6 to 12 Months      357,525     20.58%        527,194,390.29   20.02%
Over 12 to 24 Months     474,254     27.30%        629,911,620.64   23.92%
Over 24 to 48 Months     391,594     22.54%        656,022,446.25   24.91%
Over 48 Months           368,540     21.21%        551,611,730.51   20.94%
  Total                1,737,341    100.00%     $2,633,667,263.45  100.00%

                 Geographic Distribution by Receivables Balance

                                  Percentage                      Percentage
                                  of Total                        of Total
                       Number of  Number of      Receivables      Receivables
                       Accounts   Accounts         Balance        Balance
             CT         165,435      9.52%     $ 263,041,924.97     9.99%
             CA         165,503      9.53%       259,070,081.39     9.84%
             TX         121,451      6.99%       203,644,450.61     7.73%
             NY         115,811      6.67%       166,917,179.34     6.34%
             FL          86,858      5.00%       121,811,995.62     4.63%
             IL          69,006      3.97%       110,427,407.64     4.19%
             PA          80,457      4.63%       107,925,258.05     4.10%
             OH          68,871      3.96%       101,969,374.66     3.87%
             MI          59,400      3.42%        93,878,708.42     3.56%
             NJ          58,109      3.35%        82,755,914.92     3.14%
          Other(1)      746,440     42.96%     1,122,224,967.83    42.61%
          Total       1,737,341    100.00%    $2,633,667,263.45   100.00%

(1)  States with less than 3.14% of the Percentage of Total Receivables
     Balance.